UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

WESTERN ASSET

CORE BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 20% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Bond Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Western Asset Core Bond Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November,

Western Asset Core Bond Fund	III

Investment commentary (cont’d)

the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Core Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average effective durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average durationii of the domestic bond market as a whole as measured by Western Asset Management Company (“Western Asset”), the Fund’s subadviser. (Generally, this range is three to seven years.)

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more nationally recognized statistical rating organizations or unrated securities that we determine to be of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), options (including operations on credit default swaps), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion but largely outperformed equal-duration Treasuries over the twelve months ended December 31, 2013. However, most spread sectors posted negative absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)iii and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2013. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.38% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low

Western Asset Core Bond Fund 2013 Annual Report	1

Fund overview (cont’d)

as 0.20% in late April and early May 2013. Ten-year Treasury yields were 1.78% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013, as fixed-income investors reacted negatively to the Fed’s announcement that it would start tapering its asset purchase program. This was the highest level for the ten-year Treasury since July 2011. All told, the Barclays U.S. Aggregate Indexiv returned -2.02% for the twelve months ended December 31, 2013, its first calendar year decline since 1999.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s allocation to investment grade corporate bonds, largely in the Industrials and Financials sectors. We also added to the Fund’s exposure to agency mortgage-backed securities (“MBS”), mostly Fannie Mae and Ginnie Mac securities, as well as non-agency MBS. Elsewhere, we increased the Fund’s duration, moving from a short to a long position versus the Barclays U.S. Aggregate Index. In contrast, we reduced the Fund’s allocations to Treasuries and cash.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options and interest rate swaps and swaptions to manage our duration and yield curvev exposure. The use of these instruments contributed to performance. Various credit default swaps on both indices and individual credit issuers were used to manage our exposure to and within the credit, prime non-agency MBS and commercial mortgage-backed securities (“CMBS”) sectors. The use of these instruments had a minimal impact on performance. Total return swaps were used to gain exposure to indices referencing the interest components of Fannie Mae securities and to manage our exposure to agency pool coupon cash flows. The use of these instruments did not meaningfully impact performance.

Performance review

For the twelve months ended December 31, 2013, Class I shares of Western Asset Core Bond Portfolio returned -1.86%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned -2.02% for the same period. The Lipper Core Bond Debt Funds Category Average1 returned -1.87% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 506 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Core Bond Fund 2013 Annual Report

Performance Snapshot as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Bond Fund:
Class A	0.71%	-2.23%
Class C	0.23%	-2.94%
Class C1	0.52%	-2.53%
Class FI	0.75%	-2.06%
Class R	0.56%	-2.42%
Class I	0.91%	-1.86%
Class IS	0.84%	-1.81%
Barclays U.S. Aggregate Index	0.43%	-2.02%
Lipper Core Bond Debt Funds Category Average[1]	0.76%	-1.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2013 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.97%, 1.22%, 1.75%, 2.07%, 1.71%, 2.46% and 2.46%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C, Class FI and Class IS shares would have been 0.77%, 2.00% and 2.42%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.84%, 1.47%, 1.28%, 0.75%, 1.40%, 0.52% and 0.45%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.42% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares and 0.45% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. The manager currently

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 524 funds for the six-month period and among the 506 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Core Bond Fund 2013 Annual Report	3

Fund overview (cont’d)

intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that annual operating expenses are not expected to exceed 0.79% for Class FI shares. This arrangement is expected to continue until April 30, 2014 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to investment grade corporate bonds. Their spreads narrowed as corporate profits often exceeded expectations and investor demand was generally solid as they looked to generate incremental yield in the low interest rate environment. In particular, overweight positions in Verizon Communications, General Electric Co. and Credit Agricole SA were positive for results.

The Fund’s overweight to non-agency MBS was also beneficial. They were supported by attractive yields, continued principal paydowns and signs of improvement in the housing market.

Elsewhere, overweighs to asset-backed securities (“ABS”) and CMBS modestly contributed to performance during the period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its overweight to agency MBS. They lagged the benchmark as investor sentiment was challenged due to expectations that the Fed would begin reducing its monthly purchases of these securities.

Yield curve positioning was also a negative for performance. In particular, having an overweight to the long end of the curve was not rewarded as the curve steepened during the period with long-term rates rising more than their shorter-term counterparts. An out-of-benchmark allocation to Treasury Inflation-Protected Securities (“TIPS”) was also a drag on results. They performed poorly given sharply rising rates, benign inflation and weak demand.

Finally, several individual investment grade bond holdings detracted from results, including our overweights in Time Warner Cable, Inc., Vale Overseas Ltd. and First Energy.

Thank you for your investment in Western Asset Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2014

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall,

4	Western Asset Core Bond Fund 2013 Annual Report

reducing the value of the Fund’s share price. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political risks. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 43 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: Corporate Bonds & Notes (36.3%), Mortgage-Backed Securities (28.9%), Collateralized Mortgage Obligations (17.2%), U.S. Government & Agency Obligations (9.4%) and Asset-Backed Securities (5.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Core Bond Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Core Bond Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.71%	$1,000.00	$1,007.10	0.86%	$4.35	Class A	5.00%	$1,000.00	$1,020.87	0.86%	$4.38
Class C	0.23	1,000.00	1,002.30	1.65	8.33	Class C	5.00	1,000.00	1,016.89	1.65	8.39
Class C1	0.52	1,000.00	1,005.20	1.24	6.27	Class C1	5.00	1,000.00	1,018.95	1.24	6.31
Class FI	0.75	1,000.00	1,007.50	0.79	4.00	Class FI	5.00	1,000.00	1,021.22	0.79	4.02
Class R	0.56	1,000.00	1,005.60	1.15	5.81	Class R	5.00	1,000.00	1,019.41	1.15	5.85
Class I	0.91	1,000.00	1,009.10	0.47	2.38	Class I	5.00	1,000.00	1,022.84	0.47	2.40
Class IS	0.84	1,000.00	1,008.40	0.44	2.23	Class IS	5.00	1,000.00	1,022.99	0.44	2.24

Western Asset Core Bond Fund 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Core Bond Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-2.23%	-2.94%	-2.53%	-2.06%	-2.42%	-1.86%	-1.81%
Five Years Ended 12/31/13	N/A	N/A	N/A	9.15	N/A	9.40	9.46
Ten Years Ended 12/31/13	N/A	N/A	N/A	4.69	N/A	4.95	N/A
Inception* through 12/31/13	0.98	0.23	-1.90	5.80	0.72	7.22	7.34

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-6.39%	-3.90%	-3.49%	-2.06%	-2.42%	-1.86%	-1.81%
Five Years Ended 12/31/13	N/A	N/A	N/A	9.15	N/A	9.40	9.46
Ten Years Ended 12/31/13	N/A	N/A	N/A	4.69	N/A	4.95	N/A
Inception* through 12/31/13	-1.62	0.23	-1.90	5.80	0.72	7.22	7.34

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/13)	1.65%
Class C (Inception date of 4/30/12 through 12/31/13)	0.39
Class C1 (Inception date of 10/3/12 through 12/31/13)	-2.36
Class FI (12/31/03 through 12/31/13)	58.17
Class R (Inception date of 4/30/12 through 12/31/13)	1.22
Class I (12/31/03 through 12/31/13)	62.09
Class IS (Inception date of 8/29/08 through 12/31/13)	46.00

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 3, 2012, July 22, 1999, April 30, 2012, September 4, 1990 and August 29, 2008, respectively.

Western Asset Core Bond Fund 2013 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Bond Fund vs. Barclays U.S. Aggregate Index† — December 2003 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Bond Fund on December 31, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgate- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on these charts, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Core Bond Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

Western Asset Core Bond Fund 2013 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

12	Western Asset Core Bond Fund 2013 Annual Report

Schedule of investments

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 36.3%
Consumer Discretionary — 2.5%
Automobiles — 0.8%
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	$3,020,000	$3,037,718	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	4,390,000	4,539,703	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	4,720,000	4,256,845
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,810,000	3,513,765
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	5,810,000	6,586,849
Hyundai Capital America, Senior Notes	2.125%	10/2/17	1,310,000	1,301,044	(a)
Total Automobiles				23,235,924
Hotels, Restaurants & Leisure — 0.1%
Marriott International Inc., Senior Notes	5.810%	11/10/15	4,400,000	4,780,354
Internet & Catalog Retail — 0.0%
QVC Inc., Senior Secured Notes	5.950%	3/15/43	100,000	90,725
Media — 1.2%
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	40,000	44,279
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	730,000	852,101
CBS Corp., Senior Notes	7.625%	1/15/16	2,750,000	3,091,113
Comcast Corp., Notes	6.500%	1/15/15	470,000	498,351
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,032,295
Comcast Corp., Senior Notes	6.500%	1/15/17	1,590,000	1,821,501
Comcast Corp., Senior Notes	6.300%	11/15/17	3,120,000	3,633,664
Comcast Corp., Senior Notes	5.650%	6/15/35	3,380,000	3,600,122
COX Communications Inc., Senior Notes	6.950%	6/1/38	70,000	73,428	(a)
COX Communications Inc., Senior Notes	4.700%	12/15/42	70,000	58,788	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	4,640,000	4,538,750	(a)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	2,030,000	2,378,155
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	910,000	856,949
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	1,440,000	1,245,666
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	230,000	190,581
Time Warner Inc., Senior Debentures	7.700%	5/1/32	1,260,000	1,617,803
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,510,000	2,676,594
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	240,101
Time Warner Inc., Senior Notes	6.250%	3/29/41	340,000	377,564
Viacom Inc., Senior Notes	4.250%	9/1/23	3,440,000	3,432,845
WPP Finance 2010, Senior Notes	5.625%	11/15/43	460,000	455,370
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,060,000	1,112,747
Total Media				33,828,767

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — 0.4%
Autozone Inc., Senior Notes	6.950%	6/15/16	$5,620,000	$6,344,654
Home Depot Inc., Senior Notes	5.400%	3/1/16	4,250,000	4,661,770
Total Specialty Retail				11,006,424
Total Consumer Discretionary				72,942,194
Consumer Staples — 3.7%
Beverages — 1.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	5,140,000	5,898,957
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	2,130,000	2,410,542
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,930,000	3,635,124
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	960,000	1,063,059
Diageo Finance BV, Senior Notes	3.250%	1/15/15	4,070,000	4,186,756
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	3,610,000	3,441,160
Heineken NV, Senior Notes	1.400%	10/1/17	1,560,000	1,530,474	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	460,000	451,636
PepsiCo Inc., Senior Notes	0.700%	8/13/15	5,230,000	5,235,534
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	122,498
PepsiCo Inc., Senior Notes	4.000%	3/5/42	580,000	505,081
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	6,890,000	6,969,607	(a)
Total Beverages				35,450,428
Food & Staples Retailing — 0.5%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	210,000	193,824
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	8,596,514	9,457,146
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	601,336	689,192
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	485,348
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	3,170,000	3,809,861
Total Food & Staples Retailing				14,635,371
Food Products — 0.7%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	2,408,000	2,716,710
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	3,280,000	3,196,668
Mondelez International Inc., Senior Notes	5.375%	2/10/20	8,812,000	9,952,185
WM Wrigley Jr. Co., Senior Notes	4.650%	7/15/15	1,070,000	1,126,354
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	680,000	675,829	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	2,230,000	2,211,565	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	740,000	731,503	(a)
Total Food Products				20,610,814
Tobacco — 1.2%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,590,000	4,729,139
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,830,000	5,183,368

See Notes to Financial Statements.

14	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
Altria Group Inc., Senior Notes	2.850%	8/9/22	$4,020,000	$3,701,298
Altria Group Inc., Senior Notes	9.950%	11/10/38	200,000	305,080
Altria Group Inc., Senior Notes	5.375%	1/31/44	1,970,000	1,978,158
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	1,990,000	1,967,752	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	5,560,000	6,772,892
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	4,140,000	3,952,272
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	3,160,000	2,880,523
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	2,370,000	2,213,772
Reynolds American Inc., Senior Notes	7.750%	6/1/18	80,000	96,336
Reynolds American Inc., Senior Notes	3.250%	11/1/22	1,620,000	1,493,180
Total Tobacco				35,273,770
Total Consumer Staples				105,970,383
Energy — 4.3%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	616,030
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	2,530,000	2,678,519
Petrofac Ltd., Senior Notes	3.400%	10/10/18	4,150,000	4,179,693	(a)
Transocean Inc., Senior Notes	6.375%	12/15/21	1,370,000	1,539,490
Total Energy Equipment & Services				9,013,732
Oil, Gas & Consumable Fuels — 4.0%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	482,390
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	7,410,000	8,507,191
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	160,000	202,572
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	3,350,000	3,761,832
Apache Corp., Senior Notes	3.250%	4/15/22	1,470,000	1,448,323
Apache Corp., Senior Notes	5.100%	9/1/40	3,810,000	3,868,400
Apache Corp., Senior Notes	4.750%	4/15/43	590,000	572,268
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	210,000	218,462
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	6,060,000	6,331,179
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	160,000	161,250
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,750,000	2,665,470
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	350,000	452,010
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	1,900,000	2,404,216
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,810,000	1,725,924
Devon Energy Corp., Senior Notes	5.600%	7/15/41	3,170,000	3,303,457
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	930,000	1,196,168
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,350,000	4,299,018
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	1,470,000	1,549,828

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	15

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Hess Corp., Notes	8.125%	2/15/19	$480,000	$596,215
Hess Corp., Notes	7.875%	10/1/29	1,850,000	2,357,622
Hess Corp., Notes	7.300%	8/15/31	980,000	1,196,845
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,940,000	2,253,624
Kerr-McGee Corp., Notes	7.875%	9/15/31	640,000	800,859
Noble Energy Inc., Senior Notes	4.150%	12/15/21	5,520,000	5,675,934
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	6,270,000	6,106,798
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,833,000	14,559,232
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,440,000	3,064,668
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,380,000	2,450,120
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,800,000	3,032,574
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,723,000	2,801,801
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	8,140,000	8,078,038
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	4,719,000	4,323,784
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	790,000	872,460
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	210,000	234,150
Shell International Finance BV, Senior Notes	4.375%	3/25/20	4,200,000	4,604,233
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	2,190,000	2,239,236	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	720,000	795,363
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,633,000	2,782,989
Williams Cos. Inc., Notes	7.875%	9/1/21	127,000	146,445
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	27,878
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,223,000	1,427,870
Total Oil, Gas & Consumable Fuels				113,578,696
Total Energy				122,592,428
Financials — 14.1%
Capital Markets — 2.1%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	730,000	847,210
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	2/10/14	700,000	492,100	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	2,240,000	2,280,000
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	790,000	793,003
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	3,650,000	3,714,510
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	6,340,000	7,050,898
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	435,699
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	910,000	996,306
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	360,220
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	6,800,000	7,836,320

See Notes to Financial Statements.

16	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	$8,585,000	$9,460,138
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/10/14	1,430,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	13,380,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,288,781
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	3,246,198
Morgan Stanley, Medium-Term Notes	0.696%	10/18/16	3,670,000	3,639,774	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	560,000	611,138
Morgan Stanley, Senior Notes	5.950%	12/28/17	1,400,000	1,599,528
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,270,000	2,538,770
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	4,470,000	4,849,503
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	3,310,000	2,978,487	(a)
UBS AG, Senior Notes	2.250%	1/28/14	1,778,000	1,780,288
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	459,000	526,955
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	1,750,000	1,878,992
Total Capital Markets				59,204,818
Commercial Banks — 4.7%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	2,490,000	2,528,020	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	2,140,000	2,207,560	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,710,000	1,911,751	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	100,000	132,178	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	5,070,000	5,110,722
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	2,990,000	3,143,321
BNP Paribas SA, Senior Notes	2.375%	9/14/17	3,640,000	3,716,316
BNP Paribas SA, Senior Notes	2.700%	8/20/18	5,920,000	6,031,006
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	4,190,000	4,296,820	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	5,840,000	5,904,100
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	160,000	178,341	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	4,838,000	6,404,302	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	4,120,000	4,148,914
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	1,170,000	1,240,301
Credit Agricole SA, Senior Notes	2.625%	1/21/14	310,000	310,294	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	7,210,000	8,183,350	(a)(b)(c)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	440,000	497,696	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	5,150,000	5,384,809	(a)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	17

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	$2,130,000	$2,191,653	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	1,330,000	1,355,352
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	113,674	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,900,000	1,930,290
Nordea Bank AB, Senior Notes	3.700%	11/13/14	250,000	256,948	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,860,000	6,057,025	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	1,500,000	1,462,500	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	700,000	715,930
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	4,220,000	4,862,811
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	4,200,000	4,283,693	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	103,045	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	3,360,000	3,474,445	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	400,000	415,081	(a)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	1,130,000	1,303,907
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/10/14	19,080,000	17,458,200	(b)(c)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,770,000	11,144,590
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	2,410,000	2,566,033
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	1,610,000	1,599,599
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	600,000	657,736
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	3,080,000	2,911,940
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	1,950,000	1,922,405
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	480,000	491,523
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,950,000	2,025,440	(a)
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	2,000,000	1,963,000
Total Commercial Banks				132,596,621
Consumer Finance — 1.4%
American Express Co., Senior Notes	2.650%	12/2/22	11,000	10,204
American Express Co., Subordinated Debentures	6.800%	9/1/66	4,720,000	5,029,160	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	3,510,000	3,616,876
American Honda Finance Corp., Notes	1.000%	8/11/15	4,990,000	5,009,561	(a)
Capital One Financial Corp., Subordinated Notes	6.150%	9/1/16	2,770,000	3,098,195
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	5,640,000	6,480,569
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	10,225,000	8,473,969
SLM Corp., Senior Notes	3.875%	9/10/15	3,640,000	3,762,850
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	5,520,000	5,418,851
Total Consumer Finance				40,900,235

See Notes to Financial Statements.

18	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 4.6%
Bank of America Corp., Senior Notes	6.500%	8/1/16	$1,030,000	$1,162,961
Bank of America Corp., Senior Notes	3.875%	3/22/17	1,150,000	1,227,416
Bank of America Corp., Senior Notes	5.750%	12/1/17	540,000	614,581
Bank of America Corp., Senior Notes	2.600%	1/15/19	4,700,000	4,720,746
Bank of America Corp., Senior Notes	3.300%	1/11/23	7,070,000	6,690,108
Bank of America Corp., Senior Notes	4.100%	7/24/23	5,570,000	5,593,633
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	90,000	92,763
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	224,411
Citigroup Inc., Senior Notes	6.375%	8/12/14	671,000	693,560
Citigroup Inc., Senior Notes	5.500%	10/15/14	427,000	442,862
Citigroup Inc., Senior Notes	6.010%	1/15/15	4,774,000	5,027,227
Citigroup Inc., Senior Notes	6.000%	8/15/17	3,540,000	4,034,750
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	4,105,000	3,825,002
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	3,040,000	3,201,847
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	2,132,340
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	1,650,000	1,898,536
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	3,230,000	3,282,491
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,640,000	5,028,781
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	4,730,000	5,157,814
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,080,000	2,674,040
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	16,410,000	17,804,850	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,180,000	3,950,100	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	1,470,000	1,519,612	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	5,260,000	5,864,900	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	10,000,000	8,975,000	(b)(c)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	8,050,000	8,080,703
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	2,271,000	2,380,876
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	7,599,000	8,055,221
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	600,000	632,352
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	170,000	175,146
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	171,008
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	5,285,000	6,002,798
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	5,230,000	4,874,360
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	4,040,000	4,523,685	(a)
Total Diversified Financial Services				130,736,480
Insurance — 0.8%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	7,770,000	7,770,000

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	19

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	$100,000	$114,705
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	741,380
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	9,047,000	9,295,793
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	3,120,000	3,851,294	(a)
Total Insurance				21,773,172
Thrifts & Mortgage Finance — 0.5%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	10,120,000	11,167,400
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	3,510,000	3,600,077
Total Thrifts & Mortgage Finance				14,767,477
Total Financials				399,978,803
Health Care — 2.2%
Biotechnology — 0.1%
Amgen Inc., Senior Notes	3.875%	11/15/21	3,000,000	3,081,570
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,730,000	2,991,856
Medtronic Inc., Senior Notes	3.125%	3/15/22	40,000	38,866
Total Health Care Equipment & Supplies				3,030,722
Health Care Providers & Services — 1.0%
AmerisourceBergen Corp., Senior Notes	5.875%	9/15/15	3,050,000	3,307,335
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	400,000	347,001
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	9,090,000	9,610,093
Humana Inc., Senior Notes	3.150%	12/1/22	1,000,000	925,710
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,360,000	1,309,645
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,790,000	1,886,986
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	720,000	792,051
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,960,000	2,147,333
WellPoint Inc., Notes	5.875%	6/15/17	938,000	1,057,990
WellPoint Inc., Notes	7.000%	2/15/19	2,962,000	3,514,404
WellPoint Inc., Senior Notes	1.250%	9/10/15	1,140,000	1,147,924
WellPoint Inc., Senior Notes	3.700%	8/15/21	210,000	209,224
WellPoint Inc., Senior Notes	3.125%	5/15/22	2,270,000	2,128,985
Total Health Care Providers & Services				28,384,681
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,320,000	1,308,177
Thermo Fisher Scientific Inc., Senior Notes	5.300%	2/1/44	400,000	404,470
Total Life Sciences Tools & Services				1,712,647

See Notes to Financial Statements.

20	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — 0.9%
AbbVie Inc., Senior Notes	1.750%	11/6/17	$5,850,000	$5,839,979
AbbVie Inc., Senior Notes	2.900%	11/6/22	3,570,000	3,336,722
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	3,390,000	3,197,265
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	1,391,000	1,364,556	(a)
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	1,800,000	1,765,971	(a)
Pfizer Inc., Senior Notes	6.200%	3/15/19	230,000	272,649
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	3,104,887
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	3,061,000	3,582,089	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	70,000	68,657
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	350,000	343,287
Wyeth, Notes	5.950%	4/1/37	1,680,000	1,947,448
Zoetis Inc., Senior Notes	3.250%	2/1/23	760,000	711,110
Total Pharmaceuticals				25,534,620
Total Health Care				61,744,240
Industrials — 2.0%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	294,462
Boeing Co., Senior Notes	4.875%	2/15/20	4,990,000	5,563,531
Raytheon Co., Senior Notes	3.125%	10/15/20	1,420,000	1,421,617
Total Aerospace & Defense				7,279,610
Air Freight & Logistics — 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,720,000	4,725,664
Airlines — 0.7%
Air 2 US, Notes	8.027%	10/1/19	3,528,088	3,669,212	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	201,825	227,558
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	2,966,330	3,374,200
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,867,222
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,682,799	1,783,767
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	431,334	449,935
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	2,498,409	2,698,282
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	105,420	121,233
United Airlines Inc., Senior Secured Notes	6.648%	9/15/17	186,598	196,152
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	4,802,435	5,018,544
Total Airlines				20,406,105
Building Products — 0.1%
Masco Corp., Senior Notes	6.125%	10/3/16	4,120,000	4,614,400
Commercial Services & Supplies — 0.2%
Waste Management Inc., Senior Notes	5.000%	3/15/14	3,440,000	3,469,657

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	21

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — continued
Waste Management Inc., Senior Notes	4.600%	3/1/21	$940,000	$1,001,536
Waste Management Inc., Senior Notes	7.375%	5/15/29	340,000	413,705
Total Commercial Services & Supplies				4,884,898
Electrical Equipment — 0.4%
ABB Finance U.S.A. Inc., Senior Notes	4.375%	5/8/42	160,000	146,624
Eaton Corp., Senior Notes	1.500%	11/2/17	2,060,000	2,019,484
Eaton Corp., Senior Notes	2.750%	11/2/22	6,810,000	6,352,763
Eaton Corp., Senior Notes	4.150%	11/2/42	2,150,000	1,931,846
Total Electrical Equipment				10,450,717
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	2,230,000	2,240,414
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	22,465
Total Industrial Conglomerates				2,262,879
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	1,790,000	1,786,179
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	780,000	734,511
Total Machinery				2,520,690
Total Industrials				57,144,963
Information Technology — 0.2%
Software — 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	4,960,000	4,880,928
Materials — 3.1%
Chemicals — 0.2%
Ecolab Inc., Senior Notes	3.000%	12/8/16	2,400,000	2,514,492
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,170,000	1,213,210
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	770,000	833,092
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	358,482
Total Chemicals				4,919,276
Metals & Mining — 2.8%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	242,399
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,710,000	1,540,077
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	4,770,000	4,311,560
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	5,170,000	4,977,914
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	550,000	659,391
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	7,980,000	7,932,710
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	2,310,000	2,348,672
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	4,570,000	4,614,763
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	1,680,000	1,669,779

See Notes to Financial Statements.

22	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	$600,000	$583,520
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	820,000	817,997
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	2,220,000	2,156,801
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	3,880,000	3,687,552
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	1,170,000	1,132,932	(a)
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	61,187
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	2,570,000	2,650,338
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,960,000	2,559,019
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	6,240,000	6,370,872
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	970,000	1,006,174
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	340,000	343,263
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	260,000	258,717
Southern Copper Corp., Senior Notes	5.250%	11/8/42	7,470,000	6,057,998
Vale Overseas Ltd., Notes	8.250%	1/17/34	975,000	1,123,145
Vale Overseas Ltd., Notes	6.875%	11/21/36	6,129,000	6,329,743
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	7,986,000	7,759,142
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	830,000	914,466	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	4,540,000	4,597,781	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	3,930,000	3,974,609	(a)
Total Metals & Mining				80,682,521
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	2,220,000	2,162,817
Total Materials				87,764,614
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 2.6%
AT&T Inc., Global Notes	5.800%	2/15/19	3,330,000	3,817,376
AT&T Inc., Senior Notes	2.500%	8/15/15	5,030,000	5,164,281
AT&T Inc., Senior Notes	4.450%	5/15/21	960,000	1,010,717
AT&T Inc., Senior Notes	3.875%	8/15/21	1,180,000	1,195,458
BellSouth Corp., Senior Bonds	5.200%	9/15/14	4,270,000	4,409,262
CenturyTel Inc., Senior Notes	6.000%	4/1/17	4,120,000	4,542,300
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	5,015,000	5,506,284
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	253,551
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	530,000	591,004
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,990,000	2,114,094
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	800,000	844,114
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	2,420,000	2,844,444
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	6,440,000	6,894,445

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	23

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	$3,470,000	$3,071,800
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	16,580,000	17,801,813
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	7,390,000	8,499,394
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	4,330,000	5,065,923
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	293,766
Total Diversified Telecommunication Services				73,920,026
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,910,000	3,277,870
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	2,080,000	2,252,771
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	5,062,000	4,672,975
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	290,000	367,179
Total Wireless Telecommunication Services				10,570,795
Total Telecommunication Services				84,490,821
Utilities — 1.2%
Electric Utilities — 0.9%
Duke Energy Corp., Senior Notes	3.550%	9/15/21	970,000	970,239
Exelon Corp., Bonds	5.625%	6/15/35	515,000	510,557
FirstEnergy Corp., Notes	7.375%	11/15/31	8,515,000	9,252,263
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	1,410,000	1,385,424
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	4,740,000	4,418,405
MidAmerican Energy Holdings Co., Senior Bonds	6.500%	9/15/37	700,000	813,078
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,430,000	1,638,058
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	260,000	325,176
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	5,240,000	5,776,544
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,360,000	1,309,491
Total Electric Utilities				26,399,235
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	30,000	33,620	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	6,892,042
Total Gas Utilities				6,925,662
Total Utilities				33,324,897
Total Corporate Bonds & Notes (Cost — $1,039,105,472)				1,030,834,271
Asset-Backed Securities — 5.9%
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.855%	4/25/34	208,800	200,837	(b)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.846%	1/1/32	1,062,264	743,369	(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.200%	7/25/32	1,205,831	1,076,545	(b)
Apidos CDO, 2013-16A A1	1.689%	1/19/25	2,300,000	2,283,900	(a)(b)

See Notes to Financial Statements.

24	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Apidos CDO, 2013-16A B	3.039%	1/19/25	$5,300,000	$5,207,250	(a)(b)
Argent Securities Inc., 2006-W4 A2B	0.275%	5/25/36	131,819	46,563	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	2,140,000	2,224,423	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	4,705,000	4,852,271	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	1,840,000	1,804,869	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-2A A	2.970%	2/20/20	2,100,000	2,139,976	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.797%	5/28/44	129,825	129,701	(b)
Bayview Financial Acquisition Trust, 2005-B M1	0.617%	4/28/39	610,000	597,138	(b)
Bear Stearns Asset Backed Securities Trust, 2004-HE10 M1	1.140%	12/25/34	4,792,645	4,448,701	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.735%	9/25/34	106,210	102,943	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.825%	12/25/44	168,154	166,117	(b)
Brazos Student Loan Finance Corp., 2009-1 AS	2.738%	12/27/39	5,900,000	6,512,792	(b)
Carlyle Global Market Strategies, 2013-4A A1	1.708%	10/15/25	4,550,000	4,550,000	(a)(b)
Carlyle Global Market Strategies, 2013-4A C	3.038%	10/15/25	2,500,000	2,425,100	(a)(b)
CDC Mortgage Capital Trust, 2002-HE1 A	0.785%	1/25/33	281,590	271,613	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.785%	9/25/33	345,395	324,823	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.505%	12/25/36	743,572	420,921	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.733%	2/3/29	23,472	17,516	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.606%	10/25/36	3,715,000	3,618,640	(a)
EFS Volunteer No. 2 LLC, 2012-1 A2	1.516%	3/25/36	3,100,000	3,124,651	(a)(b)
FBR Securitization Trust, 2005-5 M1	0.625%	11/25/35	10,261,000	8,386,131	(b)
Flatiron CLO Ltd., 2013-1A A1	1.690%	1/17/26	4,200,000	4,189,080	(a)(b)(g)
Flatiron CLO Ltd., 2013-1A B	3.040%	1/17/26	3,000,000	2,971,500	(a)(b)(g)
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	77,374	3,737	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.669%	2/20/32	1,300,000	1,174,763	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.669%	3/13/32	2,050,000	1,819,527	(b)
GSAA Home Equity Trust, 2005-6 A3	0.535%	6/25/35	8,125,700	7,534,393	(b)
GSAA Home Equity Trust, 2005-9 2A4	0.595%	8/25/35	6,500,000	5,230,868	(b)
GSAMP Trust, 2006-S4 A1	0.255%	5/25/36	1,339,279	265,275	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	1,480,000	1,547,645	(a)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	2,430,000	2,380,146	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T7 A7	1.790%	11/15/46	1,100,000	1,098,130	(a)
HSI Asset Securitization Corp. Trust, 2006-OPT3 3A3	0.345%	2/25/36	3,299,364	3,036,411	(b)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.355%	5/25/35	259,435	247,188	(b)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.685%	1/21/31	103,079	92,716	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.465%	11/25/34	3,485,126	3,457,106	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	25

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.325%	10/25/36	$2,618,654	$1,155,198	(b)
Morgan Stanley Mortgage Loan Trust, 2006-17XS A1	0.285%	10/25/46	71,579	35,283	(b)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.335%	1/25/47	1,310,452	500,562	(b)
Nelnet Student Loan Trust, 2004-4 A5	0.398%	1/25/37	170,989	166,216	(b)
Nelnet Student Loan Trust, 2013-5A A	0.795%	1/25/37	4,232,193	4,181,435	(a)(b)
North Carolina State Education Assistance Authority, 2012-1 A	0.965%	7/25/39	503,291	503,890	(b)
PPT Home Loan Trust, 2004-1 A	5.690%	8/25/35	6,526,393	6,554,324	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.945%	1/25/31	343,740	220,118	(b)
RAAC Series, 2007-RP2 A	0.515%	2/25/46	307,944	266,732	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.845%	3/25/33	81,762	71,516	(b)
Residential Asset Securities Corp., 2001-KS2 AII	0.625%	6/25/31	183,742	155,291	(b)
Residential Asset Securities Corp., 2001-KS3 AII	0.625%	9/25/31	64,215	60,613	(b)
SACO I Trust, 2005-08 A1	0.725%	11/25/35	134,284	133,055	(b)
SACO I Trust, 2005-10 1A	0.685%	6/25/36	1,254,899	1,370,473	(b)
Saranac CLO I Ltd., 2013-1A A1A	1.789%	10/26/24	4,600,000	4,588,500	(a)(b)
Saranac CLO I Ltd., 2013-1A C	3.009%	10/26/24	3,300,000	3,126,750	(a)(b)
Saxon Asset Securities Trust, 2005-1 M1	0.855%	5/25/35	273,282	252,309	(b)
Shackleton CLO Ltd., 2013-4A B1	2.244%	1/13/25	9,800,000	9,677,500	(a)(b)(g)
Shackleton CLO Ltd., 2013-4A C	3.244%	1/13/25	7,150,000	7,078,500	(a)(b)(g)
SLM Student Loan Trust, 2005-04 A3	0.358%	1/25/27	600,000	585,304	(b)
SLM Student Loan Trust, 2006-5 A5	0.348%	1/25/27	6,030,000	5,908,393	(b)
SLM Student Loan Trust, 2011-A A3	2.667%	1/15/43	3,125,000	3,267,731	(a)(b)
SLM Student Loan Trust, 2012-06 A3	0.915%	5/26/26	1,000,000	1,000,694	(b)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	284,053	278,593	(a)
Structured Asset Investment Loan Trust, 2004-1 A3	0.965%	2/25/34	10,899,677	10,202,654	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	2,265,110	2,234,533
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	1,683,090	1,697,273
Venture CDO Ltd., 2013-15A B1	2.330%	7/15/25	2,900,000	2,863,170	(a)(b)(g)
Venture CDO Ltd., 2013-15A C	3.380%	7/15/25	7,200,000	7,128,720	(a)(b)(g)
Total Asset-Backed Securities (Cost — $166,156,048)				165,990,605
Collateralized Mortgage Obligations — 17.2%
ACRE Commercial Mortgage Trust	3.167%	6/15/30	730,000	730,047	(a)(b)
ACRE Commercial Mortgage Trust	4.567%	6/15/30	1,880,000	1,878,791	(a)(b)
American Home Mortgage Assets, 2006-4 1A12	0.375%	10/25/46	1,420,617	916,361	(b)
American Home Mortgage Investment Trust, 2004-4 1A1	0.505%	2/25/45	3,279,263	3,076,319	(b)
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	1,179,000	1,271,318	(b)
Banc of America Commercial Mortgage Inc., 2006-5 AM	5.448%	9/10/47	5,860,000	6,271,190

See Notes to Financial Statements.

26	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Banc of America Funding Corp., 2005-E 8A1	2.393%	6/20/35	$135,333	$84,953	(b)
Banc of America Funding Corp., 2006-H 1A1	2.590%	9/20/46	638,052	518,609	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.154%	12/25/34	109,854	107,887	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.019%	2/25/35	39,003	37,959	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.148%	11/25/34	5,189,779	5,057,206	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AM	6.084%	6/11/50	2,375,000	2,694,452	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AMA	6.087%	6/11/50	4,590,000	5,167,023	(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.335%	6/25/47	5,065,296	4,090,576	(b)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.351%	1/15/46	700,000	751,708	(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.565%	5/25/35	282,345	279,297	(a)(b)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	1,100,000	1,216,009	(b)
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	280,000	263,194
Commercial Mortgage Pass-Through Certificates, 2013-CR11 AM	4.715%	10/10/46	2,169,000	2,249,190	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR11 D	5.173%	10/10/46	837,000	738,945	(a)(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	3,410,000	3,441,573
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	1,010,000	1,014,712
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	440,000	439,869	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	210,000	207,266	(b)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	1,190,000	1,131,482	(a)
Commercial Mortgage Trust, 2013-CR10 A2	2.972%	8/10/46	1,330,000	1,362,054
Commercial Mortgage Trust, 2013-CR10 A4	4.210%	8/10/46	1,034,000	1,064,302	(b)
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.555%	10/25/34	3,375	3,375	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.425%	7/25/35	5,214,825	4,476,891	(b)
Countrywide Alternative Loan Trust, 2006-0A06 1A2	0.375%	7/25/46	1,083,782	894,353	(b)
Countrywide Alternative Loan Trust, 2006-0A08 1A1	0.355%	7/25/46	1,598,148	1,304,682	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.355%	8/25/46	598,780	436,603	(b)
Countrywide Home Loans, 2005-09 2A1	0.385%	5/25/35	3,675,377	2,594,268	(b)
Countrywide Home Loans, 2005-11 3A3	2.645%	4/25/35	90,173	66,833	(b)
Countrywide Home Loans, 2005-11 6A1	0.465%	3/25/35	45,360	40,615	(b)
Countrywide Home Loans, 2005-R3 AF	0.565%	9/25/35	1,318,285	1,149,060	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.465%	5/25/35	5,511,363	4,819,808	(b)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.614%	1/15/49	2,698,000	2,864,173	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	302,044	326,020

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	27

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.615%	6/25/34	$735,013	$660,761	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.456%	10/19/45	2,048,031	1,804,698	(b)
Extended Stay America Trust, 2013-ESH7 A27	2.958%	12/5/31	1,130,000	1,096,546	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.719%	2/25/48	263,835	264,452	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	20,606	22,302
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	13,836	2,342
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	7,705,012	8,306,773
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.123%	11/15/36	1,287,879	177,271	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.333%	7/15/37	1,733,932	234,982	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.863%	9/15/37	2,416,983	361,674	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.063%	1/15/40	1,182,968	156,248	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	3,100,000	3,308,742
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	8,691,053	9,288,380
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.783%	10/15/41	4,024,141	802,555	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.433%	11/15/41	4,823,477	914,510	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.883%	8/15/39	3,286,987	443,636	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.783%	6/15/42	960,953	189,951	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.883%	7/15/42	545,455	133,677	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	5,294,008	834,792
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.883%	8/15/42	1,086,077	243,897	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	2,816,744	518,088
Federal Home Loan Mortgage Corp. (FHLMC), 4120 SV, IO	5.983%	10/15/42	2,806,255	612,610	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.983%	11/15/42	737,835	178,245	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.983%	11/15/42	844,054	190,926	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.983%	11/15/42	1,221,770	284,505	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4147 CS, IO	5.933%	12/15/42	2,387,237	546,965	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	6.033%	5/15/39	8,128,322	1,598,436	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4199 SB, IO	6.033%	5/15/40	3,279,390	685,803	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.083%	9/15/42	1,443,351	287,610	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	7,480,928	1,085,709
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	2,969	2,870
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	9,555,173	10,570,744
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.666%	7/25/21	13,931,772	1,367,459	(b)

See Notes to Financial Statements.

28	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.039%	1/25/20	$22,476,988	$1,136,392	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.217%	4/25/20	35,156,936	1,994,101	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.665%	6/25/20	24,946,369	1,996,857	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.575%	10/25/21	8,825,703	842,828	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.446%	12/25/21	6,707,352	582,634	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K021 X1, IO	1.512%	6/25/22	8,800,534	863,834	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	0.903%	9/25/22	6,375,672	380,966	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.083%	5/25/18	17,616,936	1,397,217	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.379%	6/25/21	14,247,781	1,052,840	(b)
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.435%	11/25/36	3,812,160	731,320	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.315%	4/25/40	2,017,524	322,885	(b)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.485%	9/25/40	2,508,050	413,843	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	6,500,000	6,742,769
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.365%	12/25/40	1,119,230	125,522	(b)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.365%	1/25/41	3,297,872	489,569	(b)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	802,929	873,548
Federal National Mortgage Association (FNMA), 2011-059 SW, IO	6.475%	7/25/41	1,823,182	285,237	(b)
Federal National Mortgage Association (FNMA), 2011-063 SW, IO	6.515%	7/25/41	3,456,705	457,804	(b)
Federal National Mortgage Association (FNMA), 2011-087 SJ, IO	5.785%	9/25/41	9,088,869	1,407,004	(b)
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.535%	10/25/26	1,401,678	268,999	(b)
Federal National Mortgage Association (FNMA), 2011-117 LS, IO	6.435%	10/25/40	2,887,982	541,389	(b)
Federal National Mortgage Association (FNMA), 2012-017 WS, IO	6.385%	7/25/39	2,390,966	432,123	(b)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	1,363,550	1,520,249

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	29

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	$5,170,753	$5,653,939
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	1,888,563	2,097,322
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.485%	2/25/41	1,467,474	308,085	(b)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	5,625,302	727,995
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	322,669	289,262
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.485%	3/25/42	4,759,373	733,086	(b)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	242,002	216,347
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.435%	7/25/42	1,618,672	315,769	(b)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	3,263,534	420,770
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.935%	9/25/42	1,818,160	384,167	(b)
Federal National Mortgage Association (FNMA), 2012-111 JS, IO	5.935%	7/25/40	4,922,178	878,479	(b)
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.985%	11/25/42	2,209,451	490,537	(b)
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.985%	11/25/42	1,613,406	363,195	(b)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.985%	11/25/42	2,541,759	572,574	(b)
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.985%	12/25/42	2,957,625	647,154	(b)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.985%	12/25/42	853,270	205,525	(b)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.985%	12/25/42	2,201,750	492,703	(b)
Federal National Mortgage Association (FNMA), 2012-134 SK, IO	5.985%	12/25/42	1,866,930	401,927	(b)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	4,702,348	636,930
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	9,185,365	10,060,767
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	18,657,965	20,336,790
Federal National Mortgage Association (FNMA), 2013-019 SK, IO	5.985%	3/25/43	1,722,519	414,928	(b)
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	5,391,262	801,042
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	1,683,674	295,518

See Notes to Financial Statements.

30	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	$609,271	$119,189
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	299,511	56,235	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	309,977	58,814	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	384,021	62,435
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	2,271,794	432,458
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	7,164,589	828,562
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	7,483,433	834,804
Federal National Mortgage Association (FNMA), 409 C15, IO	4.000%	11/25/39	1,810,114	342,279
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	789,045	190,723
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	2,260	254
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	2	30
Federal National Mortgage Association (FNMA), IO, PAC	1,009.250%	8/25/21	111	2,135
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	17,423	17,382
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	4,690,447	1,007,291
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	3,793,808	692,076
FREMF Mortgage Trust, 2012-K23 B	3.656%	10/25/45	3,570,000	3,276,392	(a)(b)
FREMF Mortgage Trust, 2013-K713 B	3.165%	4/25/46	1,760,000	1,645,699	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	6,165,000	6,527,594	(b)
Government National Mortgage Association (GNMA), 2009-106 PD, PAC	4.500%	4/20/38	3,000,000	3,162,759
Government National Mortgage Association (GNMA), 2009-106 SC, IO, PAC	6.183%	11/20/39	1,647,678	253,883	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC	6.333%	3/20/39	1,345,508	217,598	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.313%	4/20/40	652,221	128,459	(b)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	5,000,000	5,408,280
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.383%	4/16/34	368,074	23,137	(b)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC	4.500%	10/20/39	2,900,000	3,038,539
Government National Mortgage Association (GNMA), 2010-059 PB, PAC	4.500%	7/20/39	6,700,000	7,083,796
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.483%	1/20/40	923,453	158,772	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	31

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	$17,505,000	$18,585,076
Government National Mortgage Association (GNMA), 2010-101 NI, IO, PAC	5.000%	11/20/36	2,598,417	200,456
Government National Mortgage Association (GNMA), 2010-H03 FA	0.714%	3/20/60	3,867,073	3,852,153	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.164%	5/20/60	2,004,015	2,031,381	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.519%	8/20/58	1,387,620	1,375,828	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.549%	12/20/60	1,584,328	1,568,491	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.569%	12/20/60	4,570,187	4,523,365	(b)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.963%	2/16/36	3,889,607	516,753	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	5,900,000	6,355,350
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.952%	9/16/46	94,634,851	5,067,223	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.669%	1/20/61	2,674,115	2,662,748	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.669%	12/20/60	1,807,896	1,790,837	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.619%	2/20/61	2,630,468	2,598,006	(b)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.649%	3/20/61	5,130,344	5,103,605	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.669%	3/20/61	3,653,937	3,637,882	(b)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	4,722,709	800,921
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	1,431,849	149,450
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.933%	8/16/42	3,572,138	601,347	(b)
Government National Mortgage Association (GNMA), 2012-100 IO, IO	0.891%	8/16/52	9,047,388	592,070	(b)
Government National Mortgage Association (GNMA), 2012-112, IO, IO	0.870%	2/16/53	71,375,865	4,874,329	(b)
Government National Mortgage Association (GNMA), 2012-125, IO, IO	0.856%	2/16/53	32,524,090	2,343,263	(b)

See Notes to Financial Statements.

32	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2013-063 IO, IO	0.773%	9/16/51	$26,928,136	$1,843,850	(b)
Government National Mortgage Association (GNMA), 2013-153 AB	2.900%	6/16/44	3,663,862	3,757,665	(b)
Government National Mortgage Association (GNMA), 2013-154 AB	2.900%	2/16/44	11,057,820	11,346,302	(b)
Government National Mortgage Association (GNMA), 2013-178 A	2.250%	3/16/35	7,220,746	7,225,808
Government National Mortgage Association (GNMA), 2013-178 IO, IO	0.950%	6/16/55	17,553,483	1,155,370	(b)
Government National Mortgage Association (GNMA), 2013-193 AB	2.000%	12/16/49	4,660,000	4,634,869
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.385%	6/25/45	3,975,068	3,568,347	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.425%	10/25/45	744,724	656,418	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.820%	7/10/38	1,800,000	1,965,013	(b)
GS Mortgage Securities Trust, 2012-ALOH A	3.551%	4/10/34	1,750,000	1,720,625	(a)
GS Mortgage Securities Trust, 2013-GC13 A5	4.040%	7/10/46	2,200,000	2,253,530	(b)
GS Mortgage Securities Trust, 2013-GC16 A4	4.271%	11/10/46	7,040,000	7,216,838
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	2,010,000	2,068,758
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	1,630,000	1,673,865	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.515%	1/25/35	207,349	173,820	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.515%	3/25/35	8,708,865	7,382,418	(a)(b)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	886,065	899,235
HarborView Mortgage Loan Trust, 2005-9 2A1A	0.507%	6/20/35	597,305	559,713	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.615%	7/25/34	312,230	303,815	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.515%	8/25/36	1,057,507	1,025,374	(b)
IMPAC Secured Assets Corp., 2007-2 2A	0.415%	4/25/37	5,116,872	4,713,387	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.644%	9/25/35	59,251	51,988	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	2,280,000	2,331,453
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	940,000	944,317	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 D	5.081%	11/15/45	1,100,000	986,258	(a)(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.887%	1/15/47	490,000	492,764	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	2,000,000	2,189,400
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 AM	5.372%	5/15/47	200,000	211,298
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	5.874%	2/12/51	1,845,000	2,087,544	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AMFX	5.930%	2/12/51	400,000	450,072	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	33

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN A	1.567%	10/15/30	$3,570,000	$3,576,801	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN C	2.717%	10/15/30	2,730,000	2,732,209	(a)(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	5.884%	7/15/44	840,000	932,476	(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.504%	6/15/36	1,636,523	3,947	(a)(b)(f)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.164%	9/15/45	930,000	1,062,985	(b)
Lehman XS Trust, 2005-7N 1A1B	0.465%	12/25/35	70,005	37,677	(b)
Luminent Mortgage Trust, 2006-1 A1	0.405%	4/25/36	355,564	240,032	(b)
Luminent Mortgage Trust, 2007-2 2A1	0.395%	5/25/37	173,289	114,852	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.179%	12/25/34	93,892	92,570	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	561,271	579,239	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	104,384	107,845	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.515%	5/25/35	830,235	699,165	(a)(b)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	1,008,091	1,069,160	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.435%	4/25/35	346,150	333,899	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	2.643%	12/25/35	65,510	57,980	(b)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.859%	6/12/50	620,000	686,938	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-9 A4	5.700%	9/12/49	3,902,000	4,335,520
MLCC Mortgage Investors Inc., 2003-B A1	0.845%	4/25/28	866,247	851,053	(b)
MLCC Mortgage Investors Inc., 2006-1 1A	2.480%	2/25/36	283,778	264,348	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.887%	8/15/45	10,207,406	964,794	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C6 AS	3.476%	11/15/45	860,000	825,370
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 A4	2.918%	2/15/46	1,360,000	1,274,083
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	1,426,000	1,329,019
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C09 AS	3.456%	5/15/46	1,180,000	1,115,432
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.083%	7/15/46	510,000	521,438	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C11 A4	4.219%	8/15/46	690,000	710,023	(b)
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	90,000	99,673	(b)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.462%	10/25/34	439,166	429,236	(b)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A2	2.462%	10/25/34	383,216	384,658	(b)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.463%	7/25/35	2,136,877	1,816,745	(b)

See Notes to Financial Statements.

34	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Mortgage IT Trust, 2005-1 1A1	0.485%	2/25/35	$816,342	$777,959	(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	322,887	335,892	(a)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	294,371	271,377
Opteum Mortgage Acceptance Corp., 2005-2 AI3	0.485%	4/25/35	4,777,850	4,573,458	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	7,733,247	7,751,428	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	3,136,521	3,174,153	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	501,467	480,131	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	28,360,292	28,545,853	(a)
RBSCF Trust, 2013-GSP A	3.834%	1/13/32	8,130,000	8,102,688	(a)(b)
RBSSP Resecuritization Trust, 2010-3 4A1	3.160%	12/26/35	126,618	127,186	(a)(b)
Residential Accredit Loans Inc., 2006-QO1O A1	0.325%	1/25/37	957,498	685,603	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	5,385,782	5,515,590
Structured ARM Loan Trust, 2004-10 2A	2.394%	8/25/34	5,981,219	5,789,802	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.485%	10/25/35	737,620	641,104	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	2,891,264	2,957,141
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	1,190,000	1,116,678	(a)
VNO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	1,000,000	932,460	(a)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	1,250,000	1,344,991
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.487%	2/25/33	137,884	135,643	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.424%	9/25/33	46,368	46,787	(b)
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	420,885	425,999
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A2A1	0.505%	1/25/45	538,833	504,910	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.435%	7/25/45	66,365	60,665	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.485%	8/25/45	7,568,747	7,298,959	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.455%	10/25/45	130,242	120,585	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.435%	12/25/45	10,053,103	9,281,467	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.455%	12/25/45	151,317	138,444	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.240%	9/25/36	426,280	355,707	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	11,921	12,541
Wells Fargo Commercial Mortgage Trust, 2013-LC12 A4	4.218%	7/15/46	2,200,000	2,264,678	(b)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	396,088	402,080	(a)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	35

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.631%	4/25/36	$1,618,506	$1,560,086	(b)
Total Collateralized Mortgage Obligations (Cost — $501,168,064)				488,493,308
Mortgage-Backed Securities — 28.9%
FHLMC — 2.3%
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	2/1/14-8/1/35	5,737,883	6,270,355
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	4/1/16-11/1/39	1,234,905	1,357,308
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-3/1/38	4,719,061	5,052,176
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	790,698	888,071
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	1,910,009	2,129,428
Federal Home Loan Mortgage Corp. (FHLMC)	2.355%	10/1/35	877,814	948,325	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.641%	1/1/36	225,800	241,741	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.927%	1/1/37	7,864	8,291	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.436%	2/1/37	146,385	155,097	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	1.945%	4/1/37	80,235	85,241	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.636%	8/1/37	4,013,693	4,286,369	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.508%	1/1/38	253,307	270,095	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42-8/1/43	4,730,666	4,821,800
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	11/1/42	95,903	95,265
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/13/44	3,000,000	2,976,562	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Bonds	4.000%	3/1/42	2,860,248	2,939,706
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	29,753	31,542
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	192,834	205,360
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-7/1/43	25,287,755	26,317,984
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	1/16/29	200,000	208,500	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	1,099,144	1,198,522
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36	722,648	808,586
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	2,234,857	2,457,868
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	4/1/43	2,545,346	2,509,251
Total FHLMC				66,263,443
FNMA — 20.9%
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	1,767	1,773
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-9/1/41	36,208,260	38,539,100
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-8/1/43	49,165,085	50,752,817
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-5/1/42	17,049,266	18,340,952
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-12/1/39	19,887,660	22,091,652
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	181,937	192,819
Federal National Mortgage Association (FNMA)	7.000%	1/1/27-2/1/39	8,585,011	9,628,620

See Notes to Financial Statements.

36	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	$6,616,424	$6,440,822
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-9/1/38	5,541,006	6,200,454
Federal National Mortgage Association (FNMA)	3.000%	1/16/29-1/13/44	39,900,000	40,682,655	(h)
Federal National Mortgage Association (FNMA)	3.500%	6/1/33-5/1/43	58,867,721	58,626,594
Federal National Mortgage Association (FNMA)	2.834%	6/1/35	2,618,937	2,792,489	(b)
Federal National Mortgage Association (FNMA)	2.399%	7/1/35	653,763	692,116	(b)
Federal National Mortgage Association (FNMA)	2.275%	8/1/35	363,010	389,554	(b)
Federal National Mortgage Association (FNMA)	2.328%	9/1/35	790,298	832,189	(b)
Federal National Mortgage Association (FNMA)	2.435%	9/1/35	1,401,701	1,482,777	(b)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	11,380,316	12,516,986
Federal National Mortgage Association (FNMA)	2.157%	10/1/35	3,659,085	3,856,069	(b)
Federal National Mortgage Association (FNMA)	2.250%	10/1/35	523,192	560,347	(b)
Federal National Mortgage Association (FNMA)	2.277%	10/1/35	576,394	610,696	(b)
Federal National Mortgage Association (FNMA)	2.362%	10/1/35	539,071	578,528	(b)
Federal National Mortgage Association (FNMA)	3.048%	10/1/35	905,675	961,694	(b)
Federal National Mortgage Association (FNMA)	2.088%	11/1/35	1,399,866	1,473,490	(b)
Federal National Mortgage Association (FNMA)	2.113%	11/1/35	1,269,696	1,339,756	(b)
Federal National Mortgage Association (FNMA)	2.124%	11/1/35	1,545,878	1,627,328	(b)
Federal National Mortgage Association (FNMA)	2.140%	11/1/35	1,121,072	1,179,491	(b)
Federal National Mortgage Association (FNMA)	2.141%	11/1/35	1,703,136	1,792,682	(b)
Federal National Mortgage Association (FNMA)	2.642%	9/1/36	618,348	661,998	(b)
Federal National Mortgage Association (FNMA)	2.471%	12/1/36	31,269	33,203	(b)
Federal National Mortgage Association (FNMA)	1.768%	2/1/37	9,671,191	10,053,574	(b)
Federal National Mortgage Association (FNMA)	3.000%	12/1/42-2/1/43	4,941,538	4,626,708
Federal National Mortgage Association (FNMA)	3.500%	1/13/44	28,700,000	28,509,415	(h)
Federal National Mortgage Association (FNMA)	4.000%	1/13/44	204,600,000	210,610,125	(h)
Federal National Mortgage Association (FNMA)	5.000%	1/13/44	49,300,000	53,540,569	(h)
Total FNMA				592,220,042
GNMA — 5.7%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	31,389	31,900
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	87,857	98,365
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	109,164	115,888
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	16,746,485	18,980,702
Government National Mortgage Association (GNMA)	6.000%	3/15/26-11/20/41	18,885,598	21,246,263

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	37

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	5.500%	1/15/33-6/15/36	$751,901	$834,193
Government National Mortgage Association (GNMA)	5.000%	1/15/40-11/20/40	2,658,762	2,909,639
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	18,332,317	19,666,206
Government National Mortgage Association (GNMA)	3.500%	1/21/44	16,200,000	16,327,196	(h)
Government National Mortgage Association (GNMA) II	6.000%	10/20/37-2/20/42	615,691	693,402
Government National Mortgage Association (GNMA) II	3.500%	1/21/44	46,500,000	46,908,693	(h)
Government National Mortgage Association (GNMA) II	4.000%	1/21/44	32,500,000	33,791,114	(h)
Total GNMA				161,603,561
Total Mortgage-Backed Securities (Cost — $820,734,965)				820,087,046
Municipal Bonds — 1.0%
Arizona — 0.0%
Arizona State Board of Regents University System Revenue	5.000%	7/1/43	420,000	431,689
California — 0.2%
California State, GO	5.000%	9/1/23	1,720,000	1,973,941
California State, GO	5.000%	11/1/43	1,090,000	1,102,589
California State, GO, Various Purpose	5.000%	9/1/25	1,240,000	1,377,330
California State, GO, Various Purpose	5.000%	4/1/42	1,230,000	1,243,161
Total California				5,697,021
Connecticut — 0.0%
Connecticut State, GO	5.000%	7/15/24	580,000	661,101
Georgia — 0.0%
Private Colleges & Universities Authority, GA, Revenue, Emory University	5.000%	10/1/43	940,000	981,181
New Jersey — 0.1%
New Jersey State EDA Lease Revenue, Rutgers University	5.000%	6/15/46	570,000	585,966
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/38	1,430,000	1,448,647
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/42	1,010,000	1,017,020
New Jersey State Turnpike Authority Revenue	5.000%	1/1/43	660,000	670,025
Total New Jersey				3,721,658

See Notes to Financial Statements.

38	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — 0.3%
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue	5.000%	6/15/47	$460,000	$469,011
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution	5.000%	6/15/47	460,000	468,630
New York City, NY, TFA Revenue, Future Tax Secured	5.000%	11/1/42	920,000	953,193
New York Liberty Development Corp., Liberty Revenue, 1 WTC Port Authority Constructions	5.000%	12/15/41	810,000	821,648
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/26	420,000	465,961
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/27	1,100,000	1,208,878
New York State Urban Development Corp. Revenue, State Personal Income Tax	5.000%	3/15/27	1,950,000	2,147,496
New York, NY, GO	5.000%	8/1/25	540,000	603,553
Total New York				7,138,370
Ohio — 0.1%
Northeast, OH, Regional Sewer District Revenue, Waste Water Revenue Improvement	5.000%	11/15/43	920,000	951,216
Ohio State Turnpike Commission Revenue, Junior Lien-Infrastructure Projects	5.000%	2/15/48	1,910,000	1,879,172
Ohio State Turnpike Commission Revenue, Senior Lien	5.000%	2/15/48	810,000	818,821
Total Ohio				3,649,209
Pennsylvania — 0.0%
Pennsylvania State Turnpike Commission Revenue	5.000%	12/1/43	710,000	704,519
Puerto Rico — 0.0%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/57	260,000	196,573
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	530,000	406,520
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	130,000	103,635
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	330,000	247,203
Total Puerto Rico				953,931
Texas — 0.1%
San Antonio, TX, Electric and Gas Revenue, Junior Lien	5.000%	2/1/43	1,580,000	1,607,618
Utah — 0.1%
Utah Transit Authority, Sales Tax Revenue	5.000%	6/15/42	1,680,000	1,681,092
Virginia — 0.1%
Richmond, VA, GO	5.000%	3/1/27	440,000	495,370
Richmond, VA, GO	5.000%	3/1/28	470,000	524,435
Richmond, VA, GO	5.000%	3/1/29	490,000	542,303
Total Virginia				1,562,108
Total Municipal Bonds (Cost — $28,629,909)				28,789,497

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	39

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 1.4%
Chile — 0.1%
Corporacion Nacional del Cobre de Chile, Senior Notes	4.750%	10/15/14	$1,750,000	$1,798,487	(a)
Indonesia — 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	4,626,000	4,169,183	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	290,000	306,530	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,190,000	1,178,100	(a)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	340,000	338,300	(a)
Total Indonesia				5,992,113
Mexico — 0.0%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	121,800
United Mexican States, Senior Notes	4.000%	10/2/23	164,000	162,360
United Mexican States, Senior Notes	4.750%	3/8/44	680,000	612,850
Total Mexico				897,010
Russia — 0.5%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	11,991,265	13,972,222	(a)
South Africa — 0.4%
Republic of South Africa, Senior Notes	5.875%	9/16/25	10,730,000	11,159,200
Turkey — 0.2%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,160,000	1,164,640
Republic of Turkey, Senior Notes	7.000%	3/11/19	1,870,000	2,047,650
Republic of Turkey, Senior Notes	7.500%	11/7/19	590,000	659,915
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,180,000	2,263,930
Total Turkey				6,136,135
Total Sovereign Bonds (Cost — $40,752,586)				39,955,167
U.S. Government & Agency Obligations — 9.4%
U.S. Government Agencies — 5.5%
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	16,050,000	15,343,238
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.625%	11/23/35	12,290,000	12,992,435
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	15,110,000	19,654,756
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	66,300,000	56,374,293
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	120,479
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	6,320,000	5,726,065
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	1,150,000	1,020,950
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,790,000	1,670,455
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,720,000	6,194,207
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,810,000	9,887,205
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	7,280,000	6,491,794
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	880,000	781,963

See Notes to Financial Statements.

40	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	$5,410,000	$5,002,530
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	6,410,000	5,862,810
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	1,240,000	1,070,654
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,202,740
Tennessee Valley Authority, Notes	5.250%	9/15/39	4,970,000	5,304,551
Total U.S. Government Agencies				156,701,125
U.S. Government Obligations — 3.9%
U.S. Treasury Bonds	2.750%	8/15/42	89,681,000	71,058,202
U.S. Treasury Bonds	2.875%	5/15/43	26,964,000	21,853,486
U.S. Treasury Bonds	3.625%	8/15/43	4,970,000	4,693,544
U.S. Treasury Bonds	3.750%	11/15/43	2,890,000	2,793,364
U.S. Treasury Notes	0.250%	6/30/14	260,000	260,203
U.S. Treasury Notes	0.250%	9/15/14	270,000	270,232
U.S. Treasury Notes	0.250%	10/31/15	150,000	149,789
U.S. Treasury Notes	1.375%	9/30/18	2,640,000	2,607,824
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	1,988,459
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	919,727
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	14,430,000	4,280,645
Total U.S. Government Obligations				110,875,475
Total U.S. Government & Agency Obligations (Cost — $274,793,633)				267,576,600
U.S. Treasury Inflation Protected Securities — 1.7%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	12,978,246	14,582,280
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,796,182	3,855,680
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	16,000,425	12,302,823
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	19,289,961	18,604,260
Total U.S. Treasury Inflation Protected Securities (Cost — $55,646,063)				49,345,043

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes, Call @ $124.00		1/24/14	71	16,641
U.S. Treasury 30-Year Notes, Put @ $131.00		1/24/14	122	352,656
Total Purchased Options (Cost — $207,268)				369,297
Total Investments before short-Term Investments (Cost — $2,927,194,008)				2,891,440,834

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	41

Schedule of investments (cont’d)

December 31, 2013

Western Asset Core Bond Fund

	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 13.7%
U.S. Government Agencies — 7.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/28/14	$45,000,000	$44,995,950	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110%	2/14/14	48,700,000	48,693,453	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	4/21/14	30,000,000	29,994,540	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	6/9/14	50,000,000	49,982,450	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.129%	6/16/14	25,000,000	24,990,825	(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	2/24/14	4,150,000	4,149,253	(i)(j)
Total U.S. Government Agencies (Cost — $202,783,160)				202,806,471
Repurchase Agreements — 6.5%
Barclays Capital Inc. repurchase agreement dated 12/31/13; Proceeds at maturity — $63,275,035; (Fully collateralized by U.S. government obligations, 1.500% due 12/31/18; Market value — $64,520,258)	0.010%	1/2/14	63,275,000	63,275,000
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/13; Proceeds at maturity — $121,543,068; (Fully collateralized by U.S. government agency obligations, 4.375% due 10/15/15; Market value — $123,973,816.	0.010%	1/2/14	121,543,000	121,543,000
Total Repurchase Agreements (Cost — $184,818,000)				184,818,000
Total Short-Term Investments (Cost — $387,601,160)				387,624,471
Total Investments — 115.5% (Cost — $3,314,795,168#)				3,279,065,305
Liabilities in Excess of Other Assets — (15.5)%				(439,612,675)
Total Net Assets — 100.0%				$2,839,452,630

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of December 31, 2013.

(e)	Value is less than $1.

(f)	Illiquid security (unaudited).

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $3,320,663,657.

See Notes to Financial Statements.

42	Western Asset Core Bond Fund 2013 Annual Report

Western Asset Core Bond Fund

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 10-Year Notes, Call	1/24/14	$125.50	44	$1,375
U.S. Treasury 10-Year Notes, Call	1/24/14	126.00	29	453
U.S. Treasury 10-Year Notes, Call	2/21/14	124.00	119	63,218
U.S. Treasury 10-Year Notes, Put	1/24/14	123.00	95	54,922
U.S. Treasury 30-Year Notes, Call	1/24/14	130.00	421	171,031
U.S. Treasury 30-Year Notes, Call	1/24/14	131.00	140	28,438
U.S. Treasury 30-Year Notes, Call	1/24/14	129.00	39	28,031
U.S. Treasury 30-Year Notes, Call	1/24/14	132.00	96	9,000
U.S. Treasury 30-Year Notes, Put	1/24/14	127.00	244	129,625
U.S. Treasury 5-Year Notes, Call	1/24/14	120.00	95	10,391
Total Written Options (Premiums Received — $698,860)				$496,484

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	43

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $3,314,795,168)	$3,279,065,305
Cash	865,881
Receivable for securities sold	136,211,582
Interest receivable	18,394,919
Deposits with brokers for OTC swap contracts	4,300,000
Receivable for Fund shares sold	2,879,656
Deposits with brokers for centrally cleared swap contracts	1,098,012
OTC swaps, at value (premiums paid — $414,532)	684,493
Receivable from broker — variation margin on centrally cleared swaps	417,292
Deposits with brokers for open futures contracts	254,003
Receivable for open OTC swap contracts	53,034
Principal paydown receivable	21,593
Prepaid expenses	89,877
Other assets	102,735
Total Assets	3,444,438,382

Liabilities:
Payable for securities purchased	594,881,473
OTC swaps, at value (premiums received — $152,610)	3,894,250
Payable for Fund shares repurchased	2,618,015
Investment management fee payable	901,886
Payable for open OTC swap contracts	800,579
Written options, at value (premiums received — $698,860)	496,484
Payable to broker — variation margin on open futures contracts	433,077
Service and/or distribution fees payable	256,186
Distributions payable	228,448
Directors’ fees payable	3,945
Accrued expenses	471,409
Total Liabilities	604,985,752
Total Net Assets	$2,839,452,630

Net Assets:
Par value (Note 7)	$240,254
Paid-in capital in excess of par value	3,373,579,356
Undistributed net investment income	5,175,112
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(495,199,938)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(44,342,154)
Total Net Assets	$2,839,452,630

See Notes to Financial Statements.

44	Western Asset Core Bond Fund 2013 Annual Report

Shares Outstanding:
Class A	16,448,321
Class C	255,307
Class C1	2,355,053
Class FI	77,345,344
Class R	81,505
Class I	48,292,205
Class IS	95,476,020

Net Asset Value:
Class A (and redemption price)	$11.81
Class C*	$11.81
Class C1*	$11.82
Class FI (and redemption price)	$11.82
Class R (and redemption price)	$11.82
Class I (and redemption price)	$11.81
Class IS (and redemption price)	$11.82
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.33

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	45

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$93,652,357

Expenses:
Investment management fee (Note 2)	12,850,192
Service and/or distribution fees (Notes 2 and 5)	3,193,729
Transfer agent fees (Note 5)	2,181,370
Fund accounting fees	226,312
Registration fees	147,144
Directors’ fees	143,186
Legal fees	129,272
Audit and tax	80,929
Fees recaptured by investment manager (Note 2)	69,179
Shareholder reports	68,244
Insurance	60,387
Custody fees	53,118
Miscellaneous expenses	660
Total Expenses	19,203,722
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(559,611)
Net Expenses	18,644,111
Net Investment Income	75,008,246

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(46,559,948)
Futures contracts	26,462,410
Written options	6,411,644
Swap contracts	(2,556,756)
Net Realized Loss	(16,242,650)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(120,338,978)
Futures contracts	(3,721,920)
Written options	3,802,153
Swap contracts	(1,080,128)
Change in Net Unrealized Appreciation (Depreciation)	(121,338,873)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(137,581,523)
Decrease in Net Assets from Operations	$(62,573,277)

See Notes to Financial Statements.

46	Western Asset Core Bond Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$75,008,246	$71,855,176
Net realized loss	(16,242,650)	(52,144,323)
Change in net unrealized appreciation (depreciation)	(121,338,873)	173,530,110
Increase (Decrease) in Net Assets From Operations	(62,573,277)	193,240,963

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(82,132,300)	(77,141,995)
Decrease in Net Assets From Distributions to Shareholders	(82,132,300)	(77,141,995)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	580,796,910	1,714,558,710
Reinvestment of distributions	78,726,694	72,580,172
Cost of shares repurchased	(1,082,877,116)	(1,187,648,956)
Net assets of shares issued in connection with merger (Note 8)	—	314,994,056
Increase (Decrease) in Net Assets From Fund Share Transactions	(423,353,512)	914,483,982
Increase (Decrease) in Net Assets	(568,059,089)	1,030,582,950

Net Assets:
Beginning of year	3,407,511,719	2,376,928,769
End of year*	$2,839,452,630	$3,407,511,719
* Includes undistributed net investment income of:	$5,175,112	$6,052,230

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	47

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013	2012[2]

Net asset value, beginning of period	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.26	0.17
Net realized and unrealized gain (loss)	(0.53)	0.31
Total income (loss) from operations	(0.27)	0.48

Less distributions from:
Net investment income	(0.29)	(0.19)
Total distributions	(0.29)	(0.19)

Net asset value, end of period	$11.81	$12.37
Total return[3]	(2.23)%	3.96%

Net assets, end of period (000s)	$194,314	$263,926

Ratios to average net assets:
Gross expenses	0.87%	0.84%[4]
Net expenses[5,6]	0.87	0.84 [4]
Net investment income	2.13	2.06 [4]

Portfolio turnover rate[7]	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 345% for the year ended December 31, 2013 and 418% for the period ended December 31, 2012.

See Notes to Financial Statements.

48	Western Asset Core Bond Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013	2012[2]

Net asset value, beginning of period	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.17	0.11
Net realized and unrealized gain (loss)	(0.53)	0.30
Total income (loss) from operations	(0.36)	0.41

Less distributions from:
Net investment income	(0.20)	(0.12)
Total distributions	(0.20)	(0.12)

Net asset value, end of period	$11.81	$12.37
Total return[3]	(2.94)%	3.43%

Net assets, end of period (000s)	$3,016	$1,897

Ratios to average net assets:
Gross expenses	1.73%	1.47%[4]
Net expenses[5,6]	1.60 [7]	1.47 [4]
Net investment income	1.42	1.35 [4]

Portfolio turnover rate[8]	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 345% for the year ended December 31, 2013 and 418% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	49

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2013	2012[2]

Net asset value, beginning of period	$12.37	$12.40

Income (loss) from operations:
Net investment income	0.21	0.05
Net realized and unrealized loss	(0.52)	(0.03)
Total income (loss) from operations	(0.31)	0.02

Less distributions from:
Net investment income	(0.24)	(0.05)
Total distributions	(0.24)	(0.05)

Net asset value, end of period	$11.82	$12.37
Total return[3]	(2.53)%	0.17%

Net assets, end of period (000s)	$27,827	$41,417

Ratios to average net assets:
Gross expenses	1.27%	1.28%[4]
Net expenses[5,6]	1.27	1.28 [4]
Net investment income	1.72	1.63 [4]

Portfolio turnover rate[7]	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 3, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 345% for the year ended December 31, 2013 and 418% for the period ended December 31, 2012.

See Notes to Financial Statements.

50	Western Asset Core Bond Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$12.37	$11.87	$11.42	$10.62	$9.08

Income (loss) from operations:
Net investment income	0.27	0.28	0.35	0.43	0.45
Net realized and unrealized gain (loss)	(0.52)	0.52	0.47	0.82	1.61
Total income (loss) from operations	(0.25)	0.80	0.82	1.25	2.06

Less distributions from:
Net investment income	(0.30)	(0.30)	(0.37)	(0.45)	(0.52)
Total distributions	(0.30)	(0.30)	(0.37)	(0.45)	(0.52)

Net asset value, end of year	$11.82	$12.37	$11.87	$11.42	$10.62
Total return[3]	(2.06)%	6.82%	7.24%	11.91%	23.37%

Net assets, end of year (000s)	$913,908	$942,713	$639,281	$384,186	$1,199,219

Ratios to average net assets:
Gross expenses	0.83%[4]	0.75%[4]	0.75%	0.79%	0.78%
Net expenses[5]	0.78 [4,6,7]	0.75 [4,6,7]	0.74 [6]	0.75 [6]	0.75 [6]
Net investment income	2.24	2.29	3.01	3.85	4.70

Portfolio turnover rate	147%[8]	149%[8]	141%[8]	406%	221%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses are not expected to exceed 0.79%. This arrangement is expected to continue until April 30, 2014, but may be terminated at any time by the manager. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses would not exceed 0.77%. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 0.75%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 345%, 418% and 556% for the years ended December 31, 2013, 2012 and 2011.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	51

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013	2012[2]

Net asset value, beginning of period	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.22	0.14
Net realized and unrealized gain (loss)	(0.52)	0.31
Total income (loss) from operations	(0.30)	0.45

Less distributions from:
Net investment income	(0.25)	(0.16)
Total distributions	(0.25)	(0.16)

Net asset value, end of period	$11.82	$12.37
Total return[3]	(2.42)%	3.73%

Net assets, end of period (000s)	$963	$1,511

Ratios to average net assets:
Gross expenses	1.27%[4]	1.40%[5]
Net expenses[6,7,8]	1.15 [4]	1.15 [5]
Net investment income	1.84	1.72 [5]

Portfolio turnover rate[9]	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 345% for the year ended December 31, 2013 and 418% for the period ended December 31, 2012.

See Notes to Financial Statements.

52	Western Asset Core Bond Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$12.37	$11.86	$11.42	$10.62	$9.08

Income (loss) from operations:
Net investment income	0.30	0.31	0.38	0.46	0.48
Net realized and unrealized gain (loss)	(0.53)	0.53	0.45	0.82	1.61
Total income (loss) from operations	(0.23)	0.84	0.83	1.28	2.09

Less distributions from:
Net investment income	(0.33)	(0.33)	(0.39)	(0.48)	(0.55)
Total distributions	(0.33)	(0.33)	(0.39)	(0.48)	(0.55)

Net asset value, end of year	$11.81	$12.37	$11.86	$11.42	$10.62
Total return[3]	(1.86)%	7.15%	7.38%	12.20%	23.68%

Net assets, end of year (000s)	$570,450	$938,146	$1,576,949	$1,689,352	$2,170,146

Ratios to average net assets:
Gross expenses	0.49%	0.52%	0.52%	0.50%	0.49%
Net expenses[4]	0.49	0.52	0.52	0.50	0.49
Net investment income	2.48	2.57	3.25	4.07	5.00

Portfolio turnover rate	147%[5]	149%[5]	141%[5]	406%	221%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 345%, 418% and 556% for the years ended December 31, 2013, 2012 and 2011.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2013 Annual Report	53

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$12.38	$11.87	$11.43	$10.63	$9.09

Income (loss) from operations:
Net investment income	0.31	0.31	0.39	0.47	0.48
Net realized and unrealized gain (loss)	(0.53)	0.54	0.45	0.82	1.61
Total income (loss) from operations	(0.22)	0.85	0.84	1.29	2.09

Less distributions from:
Net investment income	(0.34)	(0.34)	(0.40)	(0.49)	(0.55)
Total distributions	(0.34)	(0.34)	(0.40)	(0.49)	(0.55)

Net asset value, end of year	$11.82	$12.38	$11.87	$11.43	$10.63
Total return[3]	(1.81)%	7.23%	7.46%	12.25%	23.72%

Net assets, end of year (000s)	$1,128,974	$1,217,902	$160,699	$109,098	$247,070

Ratios to average net assets:
Gross expenses	0.45%[4]	0.45%	0.45%	0.44%	0.44%
Net expenses[5]	0.44 [4,6,7]	0.45 [6,7]	0.45	0.44 [7]	0.44
Net investment income	2.57	2.51	3.31	4.13	5.00

Portfolio turnover rate	147%[8]	149%[8]	141%[8]	406%	221%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.50%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 345%, 418% and 556% for the years ended December 31, 2013, 2012 and 2011.

See Notes to Financial Statements.

54	Western Asset Core Bond Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

Western Asset Core Bond Fund 2013 Annual Report	55

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

56	Western Asset Core Bond Fund 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$1,030,834,271	$0	*	$1,030,834,271
Asset-backed securities	—	132,082,135	33,908,470		165,990,605
Collateralized mortgage obligations	—	488,493,308	—		488,493,308
Mortgage-backed securities	—	820,087,046	—		820,087,046
Municipal bonds	—	28,789,497	—		28,789,497
Sovereign bonds	—	39,955,167	—		39,955,167
U.S. government & agency obligations	—	267,576,600	—		267,576,600
U.S. treasury inflation protected securities	—	49,345,043	—		49,345,043
Purchased options	$369,297	—	—		369,297
Total long-term investments	$369,297	$2,857,163,067	$33,908,470		$2,891,440,834
Short-term investments†	—	387,624,471	—		387,624,471
Total investments	$369,297	$3,244,787,538	$33,908,470		$3,279,065,305
Other financial instruments:
Futures contracts	$157,662	—	—		$157,662
OTC credit default swaps on corporate issues — sell protection‡	—	$144,531	—		144,531
OTC credit default swaps on corporate issues — buy protection‡	—	25,572	—		25,572
OTC credit default swaps on credit indices — sell protection‡	—	514,390	—		514,390
Total other financial instruments	$157,662	$684,493	—		$842,155
Total	$526,959	$3,245,472,031	$33,908,470		$3,279,907,460

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$496,484	—	—		$496,484
Futures contracts	2,455,062	—	—		2,455,062
Centrally cleared credit default swaps on credit indices — buy protection	—	$536,003	—		536,003
Centrally cleared interest rate swaps	—	2,509,587	—		2,509,587
OTC interest rate swaps‡	—	3,558,974	—		3,558,974
OTC credit default swaps on corporate issues — buy protection‡	—	335,276	—		335,276
Total	$2,951,546	$6,939,840	—		$9,891,386

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Western Asset Core Bond Fund 2013 Annual Report	57

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Total
Balance as of December 31, 2012	$6,034,426		—	$6,034,426
Accrued premiums/discounts	380,046		$1,375	381,421
Realized gain (loss)[1]	(39,986)		—	(39,986)
Change in unrealized appreciation (depreciation)[2]	(243,896)		(1,375)	(245,271)
Purchases	—		33,908,470	33,908,470
Sales	(5,680,654)		—	(5,680,654)
Transfers into Level 3	—		—	—
Transfers out of Level 3[3]	(449,936)		—	(449,936)
Balance as of December 31, 2013	$0	*	$33,908,470	$33,908,470
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2013[2]	$(377,966)		$(1,375)	$(379,341)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

58	Western Asset Core Bond Fund 2013 Annual Report

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Western Asset Core Bond Fund 2013 Annual Report	59

Notes to financial statements (cont’d)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

60	Western Asset Core Bond Fund 2013 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Core Bond Fund 2013 Annual Report	61

Notes to financial statements (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2013, the total notional value of all credit default swaps to sell protection is $12,488,714. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as

62	Western Asset Core Bond Fund 2013 Annual Report

defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by

Western Asset Core Bond Fund 2013 Annual Report	63

Notes to financial statements (cont’d)

another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

64	Western Asset Core Bond Fund 2013 Annual Report

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund held written options, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $4,390,734. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $4,300,000, which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Western Asset Core Bond Fund 2013 Annual Report	65

Notes to financial statements (cont’d)

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$18,099	—	$(18,099)
(b)	6,228,837	$(6,228,837)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion.

The investment manager has agreed to waive fees or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed: 0.90%, 1.65%, 1.42%, 0.85%, 1.15% and 0.45% for Class A, Class C, Class C1, Class FI, Class R, and Class IS shares, respectively. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. Prior to May 1, 2012, the

66	Western Asset Core Bond Fund 2013 Annual Report

investment manager had agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational fees) so that total operating expenses did not exceed: 0.50% and 0.75% for Class IS and Class FI shares, respectively.

The manager currently intends to voluntarily waive fees or reimburse expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational fees so that total annual operating expenses are not expected to exceed 0.79% for Class FI shares. This arrangement is expected to continue until April 30, 2014, but may be terminated at any time by the investment manager. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) would not exceed 0.77%.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $559,611.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A*	Class C*	Class C1†	Class FI	Class R	Class I	Class IS
Expires December 31, 2014	—	—	—	$3,184	$95	—	$25,129
Expires December 31, 2015	—	$3,961	—	485,553	1,380	—	68,717
Fee waivers/expense reimbursements subject to recapture	—	$3,961	—	$488,737	$1,475	—	$93,846

*	The class commenced operations on April 30, 2012.

†	The class commenced operations on October 3, 2012.

For the year ended December 31, 2013, LMPFA recaptured $45,442, $780 and $22,957 for Class FI, Class R and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of the Fund’s shares.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases,

Western Asset Core Bond Fund 2013 Annual Report	67

Notes to financial statements (cont’d)

Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates received sales charges of $44,467 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$658	$2,103	$254

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$630,148,453	$10,144,352,978
Sales	820,324,082	10,142,491,456

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$78,722,848
Gross unrealized depreciation	(120,321,200)
Net unrealized depreciation	$(41,598,352)

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	1,473	3/14	$177,573,209	$175,747,312	$(1,825,897)
U.S. Treasury Ultra Long-Term Bonds	323	3/14	44,419,112	44,008,750	(410,362)
					$(2,236,259)
Contracts to Sell:
90-Day Eurodollar	290	6/14	72,169,182	72,271,625	(102,443)
90-Day Eurodollar	1,000	9/14	249,084,250	249,087,500	(3,250)
90-Day Eurodollar	503	3/14	125,291,078	125,404,188	(113,110)
U.S. Treasury 2-Year Notes	58	3/14	12,774,765	12,749,125	25,640
U.S. Treasury 10-Year Notes	113	3/14	13,955,133	13,904,297	50,836
U.S. Treasury Ultra Long-Term Bonds	87	3/14	11,244,374	11,163,188	81,186
					$(61,141)
Net unrealized loss on open futures contracts					$(2,297,400)

68	Western Asset Core Bond Fund 2013 Annual Report

During the year ended December 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2012	50,600,000	$3,061,300
Options written	17,288	7,965,130
Options closed	(25,306,425)	(4,614,260)
Options exercised	(3,086)	(1,499,853)
Options expired	(25,306,455)	(4,213,457)
Written options, outstanding as of December 31, 2013	1,322	$698,860

At December 31, 2013, the Fund held TBA securities with a total cost of $434,981,757.

At December 31, 2013, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid Received	Unrealized Depreciation
Banc of America Securities LLC	$4,400,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	$(360,411)
Banc of America Securities LLC	2,750,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(277,277)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(526,650)
Credit Suisse	3,290,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(33,935)
Credit Suisse	3,050,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(246,649)
Credit Suisse	2,420,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(333,940)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(625,051)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(591,705)
JPMorgan Chase & Co.	4,270,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(142,006)
RBS Greenwich	4,250,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(421,350)
Total	$38,290,000				—	$(3,558,974)

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid Received	Unrealized Depreciation
JPMorgan Chase & Co.	$25,300,000	10/7/23	4.860% semi-annually	3-Month LIBOR	$(1,523,060)	$(2,509,587)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2013[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	$1,700,000	3/20/15	0.31%	2.930% quarterly	$54,677	—	$54,677
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	5,720,000	6/20/18	0.64%	1.000% quarterly	89,854	$(152,610)	242,464
Total	$7,420,000				$144,531	$(152,610)	$297,141

Western Asset Core Bond Fund 2013 Annual Report	69

Notes to financial statements (cont’d)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2013[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (Marriot International Inc., 5.810%, due 11/10/15)	$4,400,000	12/20/15	0.10%	0.730% monthly	$(54,768)	—	$(54,768)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	4,120,000	12/20/16	0.60%	1.040% quarterly	(53,425)	—	(53,425)
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	0.18%	1.130% quarterly	(51,627)	—	(51,627)
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	3,050,000	9/20/15	0.09%	0.900% quarterly	(42,714)	—	(42,714)
Credit Suisse (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	0.38%	0.690% quarterly	(24,234)	—	(24,234)
Credit Suisse (Waste Management Inc., 5.000%, due 3/15/14)	3,290,000	3/20/14	0.06%	0.490% quarterly	(3,068)	—	(3,068)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.15%	0.580% quarterly	(59,530)	—	(59,530)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	4,120,000	3/20/17	1.09%	0.890% quarterly	25,572	—	25,572
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	4,270,000	9/20/14	0.03%	0.280% quarterly	(7,654)	—	(7,654)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.08%	0.480% monthly	(38,256)	—	(38,256)
Total	$38,290,000				$(309,704)	—	$(309,704)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC (PrimeX.FRM.1)	$5,068,714	7/25/36	4.420% monthly	$514,390	$414,532	$99,858

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit CDX.NA.IG.20)	$36,000,000	6/20/18	1.000% quarterly	$(714,800)	$(178,797)	$(536,003)

70	Western Asset Core Bond Fund 2013 Annual Report

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$369,297	—	$369,297
Futures contracts[3]	157,662	—	157,662
OTC swap contracts[4]		$684,493	684,493
Total	$526,959	$684,493	$1,211,452

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$496,484	—	$496,484
Futures contracts[3]	2,455,062	—	2,455,062
OTC swap contracts[4]	3,558,974	$335,276	3,894,250
Centrally cleared swap contracts[5]	2,509,587	536,003	3,045,590
Total	$9,020,107	$871,279	$9,891,386

Western Asset Core Bond Fund 2013 Annual Report	71

Notes to financial statements (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(1,074,032)	—	$(1,074,032)
Written options	6,411,644	—	6,411,644
Futures contracts	26,462,410	—	26,462,410
Swap contracts	(2,321,237)	$(235,519)	(2,556,756)
Total	$29,478,785	$(235,519)	$29,243,266

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$395,123	—	$395,123
Written options	3,802,153	—	3,802,153
Futures contracts	(3,721,920)	—	(3,721,920)
Swap contracts	(413,609)	$(666,519)	(1,080,128)
Total	$61,747	$(666,519)	$(604,772)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$195,081
Written options	4,785,300
Futures contracts (to buy)	319,719,343
Futures contracts (to sell)	534,764,444

72	Western Asset Core Bond Fund 2013 Annual Report

Average Notional Balance
Interest rate swap contracts	$48,880,769
Credit default swap contracts (to buy protection)	63,277,972
Credit default swap contracts (to sell protection)	16,499,220
Total return swap contracts†	474,179

†	At December 31, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets & Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options	$369,297	—	$369,297
Centrally cleared swap contracts[4]	417,292	—	417,292
OTC swap contracts	684,493	—	684,493
Total	$1,471,082	—	$1,471,082

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets & Liabilities[1]	Collateral Pledged[2,3,5]	Net Amount
Written options	$496,484	—	$496,484
Futures contracts[4]	433,077	$(433,077)	—
OTC swap contracts	3,894,250	(3,894,250)	—
Total	$4,823,811	$(4,327,327)	$496,484

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[5]	See the accompanying Schedule of Investments for securities pledged as collateral for certain derivatives.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class respectively. The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at annual rate of up 0.40% of the Class’s average net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments

Western Asset Core Bond Fund 2013 Annual Report	73

Notes to financial statements (cont’d)

under the plan of 0.25% of the average daily net assets of Class FI shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$551,243	$384,549
Class C	29,747	8,650
Class C1	241,466	42,826
Class FI	2,365,678	1,282,768
Class R	5,595	2,936
Class I	—	383,046
Class IS	—	76,595
Total	$3,193,729	$2,181,370

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	$3,961
Class C1	—
Class FI	485,553
Class R	1,380
Class I	—
Class IS	68,717
Total	$559,611

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$5,204,891	$1,384,254	†
Class C	48,851	3,356	†
Class C1	675,459	175,976	‡
Class FI	23,299,017	20,269,375
Class R	23,224	6,724	†
Class I	20,312,336	30,139,759
Class IS	32,568,522	25,162,551
Total	$82,132,300	$77,141,995

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 3, 2012 (commencement of operations) to December 31, 2012.

74	Western Asset Core Bond Fund 2013 Annual Report

7. Capital shares

At December 31, 2013, the Corporation had 37.2 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	3,498,068	$42,053,547	1,175,537	†	$14,559,472	†
Shares issued on reinvestment	422,544	5,086,541	109,219	†	1,353,497	†
Shares repurchased	(8,811,948)	(106,289,977)	(1,783,658)	†	(22,102,758)	†
Shares issued with merger	—	—	21,838,559	†	269,918,032	†
Net increase (decrease)	(4,891,336)	$(59,149,889)	21,339,657	†	$263,728,243	†

Class C
Shares sold	276,163	$3,361,862	122,905	†	$1,521,927	†
Shares issued on reinvestment	3,151	37,903	229	†	2,840	†
Shares repurchased	(177,402)	(2,128,624)	(1,113)	†	(13,809)	†
Shares issued with merger	—	—	31,374	†	387,812	†
Net increase	101,912	$1,271,141	153,395	†	$1,898,770	†

Class C1
Shares sold	11,907	$144,958	16,401	‡	$203,188	‡
Shares issued on reinvestment	49,397	594,493	11,932	‡	147,862	‡
Shares repurchased	(1,054,326)	(12,684,321)	(174,672)	‡	(2,164,928)	‡
Shares issued with merger	—	—	3,494,414	‡	43,197,939	‡
Net increase (decrease)	(993,022)	$(11,944,870)	3,348,075	‡	$41,384,061	‡

Class FI
Shares sold	14,505,092	$176,526,833	29,432,500		$356,925,583
Shares issued on reinvestment	1,922,990	23,130,765	1,640,450		20,036,713
Shares repurchased	(15,289,261)	(184,903,656)	(8,744,181)		(106,459,400)
Net increase	1,138,821	$14,753,942	22,328,769		$270,502,896

Class R
Shares sold	46,224	$562,375	3,746	†	$46,139	†
Shares issued on reinvestment	1,761	21,200	542	†	6,714	†
Shares repurchased	(88,677)	(1,080,239)	(2,653)	†	(32,871)	†
Shares issued with merger	—	—	120,562	†	1,490,273	†
Net increase (decrease)	(40,692)	$(496,664)	122,197	†	$1,510,255	†

Class I
Shares sold	11,796,348	$141,780,752	17,980,742		$218,937,655
Shares issued on reinvestment	1,499,495	18,067,252	2,159,075		26,300,460
Shares repurchased	(40,866,049)	(491,474,422)	(77,212,172)		(929,304,819)
Net decrease	(27,570,206)	$(331,626,418)	(57,072,355)		$(684,066,704)

Class IS
Shares sold	18,034,854	$216,366,583	93,246,896		$1,122,364,746
Shares issued on reinvestment	2,640,432	31,788,540	2,013,809		24,732,086
Shares repurchased	(23,582,379)	(284,315,877)	(10,411,246)		(127,570,371)
Net increase (decrease)	(2,907,093)	$(36,160,754)	84,849,459		$1,019,526,461

Western Asset Core Bond Fund 2013 Annual Report	75

Notes to financial statements (cont’d)

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 3, 2012 (commencement of operations) to December 31, 2012.

8. Transfer of net assets

On October 5, 2012, the Fund acquired the assets and certain liabilities of the Legg Mason Western Asset Core Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Western Asset Core Bond Fund	25,484,909	$314,994,056	$3,047,530,714

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class C and Class C1 and Class R received 0.984538, 0.984839, 0.983773 and 0.984175 shares of Class A, Class C, Class C1 and Class R shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $8,320,250, accumulated net realized loss of $899,296 and accumulated net investment loss of $88,259. Total net assets of the Fund immediately after the transfer were $3,362,524,770. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2012, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$75,997,371
Net realized loss	(50,861,263)
Change in net unrealized appreciation	186,252,868
Increase in net assets from operations	$211,388,976

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on October 5, 2012.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Daily 1/31/2014	$0.026811	$0.018796	$0.022735	$0.027797	$0.024015	$0.030417	$0.031384

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$82,132,300	$77,141,995

76	Western Asset Core Bond Fund 2013 Annual Report

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$5,602,288
Deferred capital losses*	(87,705,686)
Capital loss carryforward**	(402,590,517)
Other book/tax temporary differences(a)	1,505,268
Unrealized appreciation (depreciation)(b)	(51,178,333)
Total accumulated earnings (losses) — net	$(534,366,980)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2015	$(84,734,017)
12/31/2016	(33,885,094)
12/31/2017	(250,607,702)
12/31/2018	(33,363,704)
$(402,590,517)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Core Bond Fund 2013 Annual Report	77

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Core Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2014

78	Western Asset Core Bond Fund 2013 Annual Report

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 17, 2013 and October 22 and 30, 2013. At a meeting held on November 19, 2013, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

Western Asset Core Bond Fund	79

Board approval of investment management and advisory agreements (unaudited) (cont’d)

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2013. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the five- and ten-year periods, but was lower than its peer average for the one- and three-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that the management fee paid by the Fund to LMPFA was slightly lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which Western Asset potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the

80	Western Asset Core Bond Fund

meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Bond Fund	81

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008-2009).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Vice President, International Rowing Federation (since 1995); Member of the International Olympic Committee (since 1986).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

82	Western Asset Core Bond Fund

Independent Directors† cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (since 2007) (online travel company); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Western Asset Core Bond Fund	83

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[5]
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

84	Western Asset Core Bond Fund

Officers[5] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

Mr. Abeles, Jr. became a Director effective May 22, 2013. In addition to overseeing the eleven portfolios of the Corporation, each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund.

[3]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Mr. Fuller became President and Chief Executive Officer effective May 22, 2013. R. Jay Gerken retired as a Director and President and Chief Executive Officer effective May 22, 2013.

Western Asset Core Bond Fund	85

Important tax information (unaudited)

11.13% of the net investment income distributions paid monthly by the Fund during the taxable year ended December 31, 2013 was attributable to interest from Federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

86	Western Asset Core Bond Fund

Western Asset

Core Bond Fund

Directors

William E. B. Siart,

Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013, Mr. Abeles became a Director.

Western Asset Core Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Bond Fund

Legg Mason Funds

620 Eighth Avenue 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013138 2/14 SR14-2145

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $354,434 in December 31, 2012 and in $509,091 December 31, 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012 and $12,750 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $57,000 in December 31, 2012 and $45,605 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $13,130 in December 31, 2012 and $19,109 in December 31, 2013, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $256,353 in December 31, 2012 and $240,000 in December 31, 2013.

(h)	Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles Jr.

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2014